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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   February 25, 2000

                          ---------------------------


                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                       001-14057                  61-1323993
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
incorporation or organization)                               Identification No.)

                               One Vencor Place
                            680 South Fourth Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                  40202-2412
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Events

     Vencor, Inc. (the "Company") has announced that its has agreed with its lenders to amend (the "Amendment") the Company's $100 million debtor-in-possession financing (the "DIP Financing") to extend its maturity until June 30, 2000. The Amendment also revises certain financial covenants and permits the Company to seek an extension of the period of time to file its plan of reorganization. The United States Bankruptcy Court for the District of Delaware must approve the Amendment. The hearing on the Amendment is scheduled for March 10, 2000.

     The DIP Financing and existing cash flows will be used to fund the Company's operations during its restructuring. As of February 25, 2000, the Company had no outstanding borrowings under the DIP Financing.

     Vencor and its subsidiaries filed voluntary petitions for reorganization under Chapter 11 with the Court on September 13, 1999.

     Vencor, Inc. is a national provider of long-term healthcare services primarily operating nursing centers and hospitals.

     Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the delays or the inability to complete the Company's plan of reorganization; the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's Chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

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Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              Exhibit 99.1  Press Release dated February 25, 2000.

Items 8-9.  Not Applicable.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  February 28, 2000               By: /s/ Richard A. Lechleiter
                                           --------------------------
                                           Richard A. Lechleiter
                                           Vice President, Finance,
                                           Corporate Controller and
                                           Treasurer

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